                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELAWARE, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS,   the undersigned is a director of the Company;

     NOW, THEREFORE,  the  undersigned hereby constitutes and appoints CAROLYN
S. BURGER and JOHN J. PARKER, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.

                                                   [SIGNATURE OF
                                            LANCE L. WEAVER APPEARS HERE]
                                           ___________________________________
                                           Lance L. Weaver
                                           Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELAWARE, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints CAROLYN S. BURGER and JOHN J. PARKER, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.

                                                 [SIGNATURE OF HARRY BONK
                                                       APPEARS HERE]
                                           ____________________________________
                                           Harry Bonk
                                           Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELAWARE, INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS,   the undersigned is a director of the Company;

     NOW, THEREFORE,  the  undersigned hereby constitutes and appoints CAROLYN
S. BURGER and JOHN J. PARKER, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.

                                                      [SIGNATURE OF
                                              CHARLES W. CRIST APPEARS HERE]
                                           ____________________________________
                                           Charles W. Crist
                                           Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELAWARE, INC., a Delaware Corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints CAROLYN S. BURGER and JOHN J. PARKER, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.

                                              [SIGNATURE OF ARCHIE W. DUNHAM
                                                       APPEARS HERE]
                                           _____________________________________
                                           Archie W. Dunham
                                           Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELAWARE, INC., a Delaware Corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is an officer and a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints CAROLYN S. BURGER and JOHN J. PARKER and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.

                                            [SIGNATURE OF JOSHUA W. MARTIN III
                                                       APPEARS HERE]
                                           -------------------------------------
                                           Joshua W. Martin III
                                           Vice President and General Counsel;
                                           Secretary; Director

                                                                      EXHIBIT 24
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELAWARE, INC., a Delaware Corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints CAROLYN S. BURGER and JOHN J. PARKER, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.

                                               [SIGNATURE OF ROBERT F. RIDER
                                                       APPEARS HERE]
                                           _____________________________________
                                           Robert F. Rider
                                           Director

                                                                      EXHIBIT 24
                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELAWARE, INC., a Delaware Corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints CAROLYN S. BURGER and JOHN J. PARKER, and each of them, as attorneys for him and in his name, place and stead as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.

                                           [SIGNATURE OF DAVID P. ROSELLE
                                                    APPEARS HERE]
                                           ______________________________
                                           David P. Roselle
                                           Director

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - DELAWARE, INC., a Delaware Corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is an officer and a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JOHN J. PARKER as attorney for her and in her name, place and stead as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 28th day of March, 1995.

                                           [SIGNATURE OF CAROLYN S. BURGER
                                                    APPEARS HERE]
                                           ______________________________
                                           Carolyn S. Burger
                                           President and Chief Executive
                                           Officer; Director